Scudder
Value
Fund


Semiannual Report
March 31, 1997


Pure No-Load(TM) Funds


For investors seeking long-term growth of capital through investment in undervalued equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER

             Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   8  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  24  Officers and Trustees
  25  Investment Products and Services
  26  Scudder Solutions



                                    In Brief

o Investors were attracted to the defensive characteristics of value stocks, which posted some of the best returns in an environment of increasing price volatility for common stocks.


o Scudder Value Fund provided a total return of 15.50% for the six-month period and a 22.86% return for the one-year period. The one-year return bested 95% of all growth funds according to Lipper and exceeded the performance of the S&P 500 Index.

o Morningstar assigned the Fund its highest rating of 5-stars for its risk-adjusted performance among 1,919 domestic equity funds as of March 31, 1997. ^1


    ^1 Morningstar's proprietary ratings reflect historical risk-adjusted performance as of March 31, 1997. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5-stars. In the domestic equity category, the Fund received a 5-star rating for the one-year period and a 5-star rating for the three-year period. The Fund was not rated for the five- and ten-year periods because it commenced operations on December 31, 1992. Past performance is no guarantee of future results.

                             2 - SCUDDER VALUE FUND

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Value Fund for the six-month period ended March 31, 1997. The Fund's strong performance is especially gratifying, considering the environment of increased share price volatility investors experienced during the period. A complete discussion of your Fund's activities begins on page 6.

     We are also pleased with the recognition that the Scudder Fund family has recently received from Morningstar. The fund rating service recently ranked the Scudder Family of Funds in the top 4 among 20 leading mutual fund companies for stability in management and conformity to investment style. According to Morningstar, these attributes "... can be hard to come by in the fund industry. In fact, investors can't be sure who'll sign next quarter's shareholder letter, or that this month's large-cap growth fund will still be a large-cap growth fund next month. But a few fund families have done a better job than most at retaining talent and keeping their funds predictable." We are proud of this achievement and will seek to maintain our reputation of consistent management and strong performance.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the "fund of funds" approach offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 25.

     Thank you for your continued investment in Scudder Value Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Value Fund

                             3 - SCUDDER VALUE FUND

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Value Fund
--------------------------------------------
1 Year          $ 12,286   22.86%    22.86%
Life of Fund*   $ 19,007   90.07%    16.32%
--------------------------------------------
S&P 500 Index
1 Year          $ 11,983   19.83%    19.83%
Life of Fund*   $ 19,371   93.71%    16.84%
--------------------------------------------
*The Fund commenced operations on December 31, 1992.
-----------------------------------------------------------------
Growth Of A $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER VALUE FUND
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,933
9/93           $11,150
3/94           $10,830
9/94           $11,360
3/95           $12,070
9/95           $14,043
3/96           $15,470
9/96           $16,456
3/97           $19,007

S&P 500 INDEX
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,437
9/93           $10,757
3/94           $10,590
9/94           $11,153
3/95           $12,237
9/95           $14,471
3/96           $16,165
9/96           $17,413
3/97           $19,371


The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns And Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1993*    1994      1995      1996      1997
                     -----------------------------------------------
NET ASSET VALUE...   $ 13.12  $ 12.47   $ 13.64   $ 16.48   $ 18.64
INCOME DIVIDENDS..   $    -  $    .11   $   .12   $   .04   $   .07
CAPITAL GAINS
DIVIDENDS.........   $    -    $  .43   $   .13   $   .92   $  1.48
FUND TOTAL
RETURN (%)........      9.33     -.94     11.44     28.18     22.86
INDEX TOTAL
RETURN (%)........      4.37     1.48     15.57     32.10     19.83

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual total return for the Fund for the one year and life of Fund periods would have been lower.

                             4 - SCUDDER VALUE FUND

PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Securities                  83%
Cash Equivalents                   17%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Cash equivalents are temporarily
higher than normal due to
positive cash inflows, and are
rapidly being deployed into
equities.
--------------------------------------------------------------------------
Sectors
(Excludes 17% Cash Equivalents
--------------------------------------------------------------------------
Financial                          23%
Manufacturing                      13%
Technology                         10%
Energy                              9%
Transportation                      9%
Consumer Staples                    8%
Communications                      7%
Durables                            5%
Consumer Discretionary              4%
Other                              12%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's value approach
resulted in significant emphasis
on the financial, manufacturing,
and technology sectors.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
(17% of Portfolio)
--------------------------------------------------------------------------

1.   Harris Corp.
     Maker of electronics and office equipment
2.   Interpublic Group of Companies Inc.
     Worldwide advertising agencies
3.   TRW Inc.
     Defense electronics, automotive parts and systems
4.   BankAmerica Corp.
     Commercial banking in California
5.   MBIA Inc.
     Insurer of municipal bonds
6.   Safeco Corp.
     Insurance and financial services
7.   Parker-Hannifin Group
     Fluid control components
8.   Anheuser-Busch Companies, Inc.
     Brewery
9.   Williams Cos., Inc.
     Owns and operates natural gas and petroleum products
10.  Philips Electronics NV
     Manufacturer of electronic equipment

The Fund pursues a disciplined
approach to individual stock
selection.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                             5 - SCUDDER VALUE FUND

                         Portfolio Management Discussion

Scudder Value Fund is managed by Donald E. Hall and William J. Wallace, who have a combined 26 years of investment experience researching and investing in value stocks. We asked Don, your Fund's lead portfolio manager, to review the Fund's performance, strategy, and outlook.

Q:  Please describe the market environment during the six-month period.

A: Overall, volatility increased. U.S. stocks moved sharply higher in January, as excellent corporate profits and record cash flows into equity mutual funds during the fourth quarter of 1996 fueled the market. This momentum continued into February. Toward the end of the period, however, the Federal Reserve raised the federal funds rate from 5.25% to 5.5%. This event and some worrisome data on wage pressures reversed the market's momentum, almost eliminating year-to-date gains.

Q:  How did Scudder Value Fund perform over the six-month period?

A: The Fund performed very well, providing a total return of 15.50% for the six months, reflecting an increase in net asset value per share from $17.52 to $18.64, an income distribution of 7 cents per share, and a capital gain distribution of $1.48 per share. This total return compares very favorably to the Lipper growth fund (^2) average return of 4.07% and the return of the unmanaged S&P 500 11.24% for the same six-month period.

Q:  And, over the longer term?

A: The Fund has also achieved excellent long run performance as reflected in it 5 star rating from Morningstar (see page 2). In addition, the Fund returned 22.86% for the trailing twelve-month period. This performance placed the Fund among the top 5% of 738 growth funds according to Lipper. The Fund also surpassed the performance of the benchmark S&P 500, which returned 19.83% for the same twelve-month period.

Q: In the September 1996 annual report you stated that a few very large companies were performing well, driving the capitalization-weighted S&P 500 higher than the broader market, which made it hard to beat. Has there been a change over the six months with respect to the performance of the broad market versus the index?

A: While most U.S. stocks are up since the end of September, the very largest 50 companies have continued to outperform the rest. Evidence of this is found in the returns of the Value Line Composite Index and the S&P MidCap Index, which were only up 4.07% and 4.48%, respectively, well below the S&P 500 returns for the same six-month period.

Q:  Did the Fund emphasize the largest 50 stocks in the S&P 500?

A: Generally not. The Fund did hold a few large company stocks including Intel, Citicorp, and BankAmerica, which benefited the portfolio.

Q:  Did the Fund take on higher risk to achieve higher returns?

A: No. Our goal is to seek above average returns without above average risk. During the period, the Fund's risk was distinctly lower than the average growth fund as measured by share price volatility. Generally, the Fund was less risky than the S&P 500.


    ^2 The Lipper growth fund category includes funds with both growth and value investment orientations.


                             6 - SCUDDER VALUE FUND

There were 22 days over the last six months that the S&P 500 Index was down more than 0.5%. The Fund outperformed the index on all but one day.

Q:  What sectors and stocks contributed most to performance?

A: Our holdings in the financial sector outperformed last fall when interest rates were declining and also managed to outperform in the last three months, despite a less hospitable interest rate environment. Several financial stocks in the portfolio were up at least 20% for the six months, including American States Financial, Mellon Bank, BankAmerica, State Street Corp., and Allstate. The Fund's technology and energy holdings were also strong performers. Holdings in these groups producing 20% gains or better included Intel, Applied Materials, Philips Electronics, Destec Energy, Zeiglar Coal, Williams Companies, and Amoco.

Q:  What were some of the disappointments?

A: Mainly electric utilities, which fortunately only made up 3% of Fund assets. Financial and utility stocks are often lumped together in the "interest rate sensitive" category. However, the performance of financials and utilities could not have been more divergent over this period. The uncertainty facing the utility industry over the transition to a deregulated rate environment contributed to the sector's underperformance.

Q: Some believe the U.S. stock market is overvalued. How is the Fund positioned for the current environment?

A: Our mission is to seek out the best values in the market at any point in time, regardless of the overall market level. The S&P 500 is selling near 19 times 1997 earnings estimates. By contrast, the Fund's price-to-earnings ratio is only 13. The Fund is not exposed to speculative stocks and as such is not as vulnerable to the dramatic declines typical in that area of the market. In addition, many of the Fund's holdings are also experiencing improving earnings revisions.

Q:  What groups do you find attractive?

A: We continue to believe good values can be found in financial stocks. Despite recent good performance, BankAmerica sells at only 12 times 1997 estimated earnings. In the insurance area, Allstate and MBIA, at 13 and 12 times, are very attractive given their underlying competitive strengths. Outside of financials, we believe Ford, at 8 times, is compelling. Strong profits from trucks and continued restructuring should contribute to a positive earnings outlook. Philips Electronics, the second largest consumer electronics firm in the world, has a huge reservoir of technology which is not fully reflected in its stock price. Philips is trading at 13 times earnings.

Q:  What is Scudder's outlook?

A: We expect modest growth in the U.S. economy this year and inflation that remains around 3%. Even though we do not expect earnings growth to be as robust as it was in 1995 and 1996, this is not an environment conducive to a major market decline. A return to more normal volatility and returns is more likely. We believe the Fund is well positioned for this environment.


                             7 - SCUDDER VALUE FUND

              Investment Portfolio as of March 31, 1997 (Unaudited)

                                                                                             Principal               Market
                                                                                             Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.7%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/97 at 6.375%, to be
  repurchased at $3,757,665 on 4/1/97, collateralized by a $3,793,000 U.S. Treasury Note,                       ------------
  6.125%, 3/31/98 (Cost $3,757,000) .....................................................    3,757,000             3,757,000
                                                                                                                ------------

Short Term Notes 14.7%
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                                   ------------
Federal National Mortgage Association Discount Note, 4/1/97 (Cost $20,000,000) ..........   20,000,000            20,000,000
                                                                                                                ------------

                                                                                               Shares
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks 82.6%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 3.5%
Apparel & Shoes 0.0%
Payless ShoeSource Inc.* ................................................................        1,344                56,280
                                                                                                                ------------
Department & Chain Stores 1.8%
J.C. Penney Co., Inc. ...................................................................        7,400               352,425
May Department Stores ...................................................................        8,400               382,200
Wal-Mart Stores Inc. ....................................................................       60,000             1,672,500
                                                                                                                ------------
                                                                                                                   2,407,125
                                                                                                                ------------
Hotels & Casinos 0.9%
Grand Casinos Inc.* .....................................................................       12,200               114,375
Royal Caribbean Cruises Ltd. ............................................................       36,300             1,107,150
                                                                                                                ------------
                                                                                                                   1,221,525
                                                                                                                ------------
Restaurants 0.5%
Outback Steakhouse Inc.* ................................................................       32,900               658,000
                                                                                                                ------------
Specialty Retail 0.3%
Toys "R" Us Inc.* .......................................................................       14,700               411,600
                                                                                                                ------------
Consumer Staples 6.4%
Alcohol & Tobacco 2.9%
Anheuser-Busch Companies, Inc. ..........................................................       49,900             2,102,038
Philip Morris Companies Inc. (b) ........................................................       16,500             1,883,063
                                                                                                                ------------
                                                                                                                   3,985,101
                                                                                                                ------------
Food & Beverage 3.5%
ConAgra Inc. ............................................................................       35,400             1,920,450
Kroger Co.* .............................................................................       19,500               989,625
Sara Lee Corp. ..........................................................................       45,700             1,850,850
                                                                                                                ------------
                                                                                                                   4,760,925
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.


                            8 -- SCUDDER VALUE FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Health 1.7%
Health Industry Services 0.9%
Bergen Brunswig Corp. "A" ...............................................................       40,700             1,210,825
                                                                                                                ------------
Medical Supply & Specialty 0.3%
Becton, Dickinson & Co. .................................................................        9,800               441,000
                                                                                                                ------------
Pharmaceuticals 0.5%
Schering-Plough Corp. ...................................................................        4,900               356,475
Watson Pharmaceuticals, Inc.* ...........................................................        9,000               321,750
                                                                                                                ------------
                                                                                                                     678,225
                                                                                                                ------------
Communications 5.9%
Telephone/Communications
Ameritech Corp. .........................................................................       24,000             1,476,000
Century Telephone Enterprises ...........................................................       44,200             1,303,900
Compania Telefonica Nacional de Espana SA (ADR) .........................................       14,400             1,033,200
Sprint Corp. ............................................................................       40,400             1,838,200
Tele Danmark A/S (ADR) ..................................................................       55,400             1,447,325
Tele-Communications International, Inc. "A"* ............................................       71,200               916,700
                                                                                                                ------------
                                                                                                                   8,015,325
                                                                                                                ------------
Financial 18.6%
Banks 6.2%
Banc One Corp. ..........................................................................       20,800               826,800
BankAmerica Corp. .......................................................................       23,200             2,337,400
Bankers Trust New York Corp. ............................................................       12,200             1,000,400
Chase Manhattan Corp. ...................................................................        5,700               533,663
Citicorp ................................................................................       14,100             1,526,325
First Chicago NBD Corp. .................................................................        9,200               497,950
J.P. Morgan & Co., Inc. .................................................................        7,600               746,700
Mellon Bank Corp. .......................................................................        7,200               523,800
Northern Trust Corp. ....................................................................       14,200               532,500
                                                                                                                ------------
                                                                                                                   8,525,538
                                                                                                                ------------
Insurance 11.5%
Allstate Corp. ..........................................................................       34,200             2,030,625
American States Financial Corp. .........................................................       27,700               924,488
Cigna Corp. .............................................................................       13,000             1,899,625
EXEL, Ltd. ..............................................................................       41,400             1,749,150
MBIA Inc. ...............................................................................       24,000             2,301,000

    The accompanying notes are an integral part of the financial statements.


                            9 -- SCUDDER VALUE FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Mid Ocean Limited .......................................................................        9,400               448,850
Nationwide Financial Services, Inc. "A"* ................................................       49,700             1,279,775
PartnerRe Holdings Ltd...................................................................       22,400               792,400
Safeco Corp..............................................................................       57,100             2,284,000
Transamerica Corp. ......................................................................       11,800             1,056,100
UNUM Corp................................................................................       12,200               890,600
                                                                                                                ------------
                                                                                                                  15,656,613
                                                                                                                ------------
Other Financial Companies 0.9%
Federal National Mortgage Association ...................................................       25,600               924,800
Student Loan Marketing Association ......................................................        3,000               285,750
                                                                                                                ------------
                                                                                                                   1,210,550
                                                                                                                ------------
Media 2.1%
Advertising 1.7%
Interpublic Group of Companies Inc. .....................................................       45,100             2,379,025
                                                                                                                ------------
Broadcasting & Entertainment 0.4%
TCI Satellite Entertainment, Inc.* ......................................................       62,800               486,700
                                                                                                                ------------
Service Industries 1.7%
Environmental Services 1.5%
Destec Energy Inc.* .....................................................................       98,000             2,021,250
                                                                                                                ------------
Investment 0.2%
Donaldson, Lufkin & Jenrette Securities Corp. ...........................................        8,300               303,988
                                                                                                                ------------
Durables 4.2%
Aerospace 1.0%
Lockheed Martin Corp. ...................................................................       16,282             1,367,688
                                                                                                                ------------
Automobiles 2.3%
Dana Corp. ..............................................................................       28,000               920,500
Ford Motor Co. ..........................................................................       38,600             1,211,075
Genuine Parts Co. .......................................................................        8,600               400,975
Magna International, Inc. "A" ...........................................................       10,800               535,950
                                                                                                                ------------
                                                                                                                   3,068,500
                                                                                                                ------------
Construction/Agricultural Equipment 0.3%
PACCAR, Inc. ............................................................................        6,700               447,225
                                                                                                                ------------
Telecommunications Equipment 0.3%
Nokia AB Oy "A" (ADR) ...................................................................        7,700               448,525
                                                                                                                ------------
Tires 0.3%
Goodyear Tire & Rubber Co. ..............................................................        7,700               402,325
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.


                            10 -- SCUDDER VALUE FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Manufacturing 10.8%
Chemicals 1.2%
Lyondell Petrochemical Co. ..............................................................       40,400               924,150
Sigma-Aldrich Corp. .....................................................................       22,600               697,775
                                                                                                                ------------
                                                                                                                   1,621,925
                                                                                                                ------------
Containers & Paper 0.7%
Crown Cork & Seal Co. Inc. ..............................................................       17,200               887,950
                                                                                                                ------------
Diversified Manufacturing 3.3%
Canadian Pacific Ltd. (Ord.) ............................................................       27,000               644,552
Olin Corp. ..............................................................................       38,000             1,510,500
TRW Inc. ................................................................................       45,400             2,349,450
                                                                                                                ------------
                                                                                                                   4,504,502
                                                                                                                ------------
Electrical Products 1.5%
Philips Electronics NV (New York shares) ................................................       46,900             2,087,050
                                                                                                                ------------
Industrial Specialty 0.9%
Schindler Holdings AG (PC) ..............................................................        1,000             1,199,277
                                                                                                                ------------
Machinery/Components/Controls 2.0%
Parker-Hannifin Group ...................................................................       49,300             2,107,575
Timken Co. ..............................................................................       11,900               636,650
                                                                                                                ------------
                                                                                                                   2,744,225
                                                                                                                ------------
Office Equipment/Supplies 1.2%
Xerox Corp. .............................................................................       29,000             1,649,375
                                                                                                                ------------
Technology 8.0%
Diverse Electronic Products 4.3%
Applied Materials, Inc.* ................................................................       28,500             1,321,688
General Motors Corp. "H" ................................................................       36,100             1,958,425
Harris Corp. ............................................................................       33,700             2,590,688
                                                                                                                ------------
                                                                                                                   5,870,801
                                                                                                                ------------
Electronic Data Processing 1.6%
Ceridian Corp.* .........................................................................       27,500               986,563
Compaq Computer Corp.* ..................................................................       15,500             1,187,688
                                                                                                                ------------
                                                                                                                   2,174,251
                                                                                                                ------------
Precision Instruments 0.5%
Silicon Valley Group Inc.* ..............................................................       29,600               636,400
                                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.


                            11 -- SCUDDER VALUE FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Semiconductors 1.6%
Advanced Micro Devices Inc.* ............................................................       13,900               576,850
Intel Corp. .............................................................................        6,900               959,963
Tower Semiconductor Ltd. ................................................................       71,900               674,063
                                                                                                                ------------
                                                                                                                   2,210,876
                                                                                                                ------------
Energy 7.7%
Oil & Gas Production 1.5%
Coastal Corp. ...........................................................................        9,800               470,400
Imperial Oil Ltd. .......................................................................       32,000             1,492,000
                                                                                                                ------------
                                                                                                                   1,962,400
                                                                                                                ------------
Oil Companies 4.7%
Amoco Corp. .............................................................................       16,400             1,420,650
Mobil Corp. .............................................................................        8,000             1,045,000
Repsol SA (ADR) .........................................................................       32,200             1,312,150
Total SA (ADR) ..........................................................................       40,084             1,698,560
YPF S.A. "D" (ADR) ......................................................................       37,000               980,500
                                                                                                                ------------
                                                                                                                   6,456,860
                                                                                                                ------------
Oil/Gas Transmission 1.5%
Williams Cos., Inc. .....................................................................       46,950             2,089,275
                                                                                                                ------------
Metals & Minerals 1.7%
Coal Mining 1.5%
Zeigler Coal Holding Co. ................................................................       86,700             2,059,125
                                                                                                                ------------
Steel & Metals 0.2%
Nucor Corp. .............................................................................        7,000               320,250
                                                                                                                ------------
Construction 0.2%
Forest Products
Louisiana-Pacific Corp. .................................................................       11,900               246,925
                                                                                                                ------------
Transportation 7.2%
Air Freight 0.8%
Federal Express Corp.* ..................................................................       19,800             1,032,075
                                                                                                                ------------
Airlines 0.8%
AMR Corp.* ..............................................................................        6,400               528,000
USAir Group, Inc.* ......................................................................       21,300               521,850
                                                                                                                ------------
                                                                                                                   1,049,850
                                                                                                                ------------
Marine Transportation 3.0%
Knightsbridge Tankers Ltd.* .............................................................       64,200             1,556,850

    The accompanying notes are an integral part of the financial statements.


                            12 -- SCUDDER VALUE FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------
London & Overseas Freighters (ADR)* .....................................................       46,000               609,500
NedLloyd Groep NV (ADR) .................................................................      142,200             1,741,950
Teekay Shipping Corp. ...................................................................        5,800               166,744
                                                                                                                ------------
                                                                                                                   4,075,044
                                                                                                                ------------
Railroads 1.3%
CSX Corp. ...............................................................................       21,600             1,004,400
Trans Rail Holdings Ltd. (ADR) ..........................................................       45,000               815,625
                                                                                                                ------------
                                                                                                                   1,820,025
                                                                                                                ------------
Trucking 1.3%
Consolidated Freightways Corp.* .........................................................       70,200               833,625
Consolidated Freightways, Inc. ..........................................................       37,400             1,014,475
                                                                                                                ------------
                                                                                                                   1,848,100
                                                                                                                ------------
Utilities 2.9%
Electric Utilities
Boston Edison Co. .......................................................................       26,000               679,250
PowerGen PLC (ADR) ......................................................................       46,400             1,809,600
TNP Enterprises Inc. ....................................................................        9,800               209,475
Unicom Corp. ............................................................................       64,900             1,265,550
                                                                                                                ------------
                                                                                                                   3,963,875
----------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $95,348,753)                                                                           112,674,294
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $119,105,753) (a)                                                      136,431,294
----------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

(a) The cost for federal income tax purposes was $119,105,753. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $17,325,541. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $19,053,625 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,728,084.

(b) At March 31, 1997 these securities, in part, have been pledged to cover initial margin requirements for open futures contracts. At March 31, 1997, open futures contracts purchased long were as follows (Note A):

                                                                 Aggregate
     Futures             Expiration          Contracts         Face Value ($)        Market Value ($)
     -------             ----------          ---------         --------------        ----------------
     S&P500 Index        June 1997              36                14,658,452            13,747,500
                                                                  ----------            ----------

     Total unrealized depreciation on open futures contracts purchased long .........     (910,952)
                                                                                        ==========

    The accompanying notes are an integral part of the financial statements.


                            13 -- SCUDDER VALUE FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of March 31, 1997 (Unaudited)


Assets
----------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $119,105,753) ..................   $ 136,431,294
                  Cash ...................................................................             800
                  Dividends and interest receivable ......................................         169,885
                  Receivable for Fund shares sold ........................................         909,970
                  Receivable for investments sold ........................................       1,689,379
                  Receivable for foreign taxes recoverable ...............................          25,113
                  Deferred organization expense ..........................................          11,444
                  Other assets ...........................................................           2,239
                                                                                             -------------
                  Total assets ...........................................................     139,240,124

Liabilities
----------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ......................................       3,524,272
                  Payable for Fund shares redeemed .......................................       1,294,682
                  Accrued management fee .................................................         121,577
                  Other accrued expenses .................................................          90,250
                  Daily variation margin on futures contracts ............................         211,510
                                                                                             -------------
                  Total liabilities ......................................................       5,242,291
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 133,997,833
                  ----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income ....................................       1,343,574
                  Unrealized appreciation (depreciation) on:
                     Investments .........................................................      17,325,541
                      Futures ............................................................       (910,952)
                     Foreign currency related transactions ...............................           (769)
                  Accumulated net realized gain ..........................................       5,891,097
                  Paid-in capital ........................................................     110,349,342
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 133,997,833
                  ----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($133,997,833/
                     7,187,858 outstanding shares of beneficial interest, $.01 par value,    -------------
                     unlimited number of shares authorized) ..............................          $18.64
                                                                                             -------------

    The accompanying notes are an integral part of the financial statements.


                            14 -- SCUDDER VALUE FUND

                             Statement of Operations
                   six months ended March 31, 1997 (Unaudited)


Investment Income
----------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $52,110) ...................   $   1,115,925
                  Interest ...............................................................         316,268
                                                                                             -------------
                                                                                                 1,432,193
                  Expenses:
                  Management fee .........................................................         382,335
                  Services to shareholders ...............................................         212,679
                  Custodian and accounting fees ..........................................          27,150
                  Trustees' fees and expenses ............................................          19,394
                  Reports to shareholders ................................................          28,901
                  Auditing ...............................................................          17,700
                  Registration fees ......................................................          21,203
                  Legal ..................................................................           7,095
                  Amortization of organization expenses ..................................           4,454
                  Other ..................................................................           1,347
                                                                                             -------------
                  Total expenses before reductions .......................................         722,258
                  Expense reductions .....................................................         (43,292)
                                                                                             -------------
                  Expenses, net ..........................................................         678,966
                  ----------------------------------------------------------------------------------------
                  Net investment income                                                            753,227
                  ----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------
                  Net realized gain from:
                  Investments ............................................................       5,903,159
                  Futures ................................................................         585,002
                  Foreign currency related transactions ..................................             500
                                                                                             -------------
                                                                                                 6,488,661
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ............................................................       7,246,763
                  Futures ................................................................       (896,472)
                  Foreign currency related transactions ..................................           (813)
                                                                                             -------------
                                                                                                 6,349,478
                  ----------------------------------------------------------------------------------------
                  Net gain on investment transactions                                           12,838,139
                  ----------------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $  13,591,366
                  ----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            15 -- SCUDDER VALUE FUND

                       Statements of Changes in Net Assets


                                                                                     Six Months
                                                                                        Ended
                                                                                      March 31,        Year Ended
                                                                                         1997         September 30,
Increase (Decrease) in Net Assets                                                    (Unaudited)          1996
-------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ........................................   $     753,227    $   1,057,206
                  Net realized gain from investment transactions ...............       6,488,661        8,670,285
                  Net unrealized appreciation on investment transactions
                    during the period ..........................................       6,349,478        2,372,894
                                                                                   -------------    -------------
                  Net increase in net assets resulting from operations .........      13,591,366       12,100,385
                                                                                   -------------    -------------
                  Distributions to shareholders from:
                  Net investment income ........................................        (370,246)        (175,992)
                                                                                   -------------    -------------
                  Net realized gains from investment transactions ..............      (7,822,998)      (4,025,296)
                                                                                   -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ....................................      53,468,190       34,987,688
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions...............................       8,028,456        4,132,230
                  Cost of shares redeemed ......................................     (21,771,227)     (26,219,135)
                                                                                   -------------    -------------
                  Net increase in net assets from Fund share transactions ......      39,725,419       12,900,783
                                                                                   -------------    -------------
                  Increase in net assets .......................................      45,123,541       20,799,880
                  Net assets at beginning of period ............................      88,874,292       68,074,412

                  Net assets at end of period (including undistributed net         -------------    -------------
                    investment income of $1,343,574 and $960,593, respectively).   $ 133,997,833    $  88,874,292
                                                                                   -------------    -------------

Other Information
-------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ....................       5,071,691        4,288,446
                                                                                   -------------    -------------
                  Shares sold ..................................................       2,828,315        2,121,557
                  Shares issued to shareholders in reinvestment of
                    distributions ..............................................         446,770          263,367
                  Shares redeemed ..............................................      (1,158,918)      (1,601,679)
                                                                                   -------------    -------------
                  Net increase in Fund shares ..................................       2,116,167          783,245
                                                                                   -------------    -------------
                  Shares outstanding at end of period ..........................       7,187,858        5,071,691
                                                                                   -------------    -------------

    The accompanying notes are an integral part of the financial statements.


                            16 -- SCUDDER VALUE FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                    For the Period
                                                            Six months                                             December 31, 1992
                                                              Ended                                                (commencement of
                                                            March 31,               Years Ended September 30,       operations) to
                                                              1997                                                   September 30,
                                                          (Unaudited)(a)       1996           1995           1994        1993
------------------------------------------------------------------------------------------------------------------------------------
                                                             -----------------------------------------------------------------------
Net asset value, beginning of period ................        $17.52           $15.87         $13.08         $13.38         $12.00
                                                             -----------------------------------------------------------------------
Income from investment operations:
Net investment income ...............................           .13              .21            .18            .13            .10
Net realized and unrealized gain on investments .....          2.54             2.40           2.86            .11           1.28
                                                             -----------------------------------------------------------------------
Total from investment operations ....................          2.67             2.61           3.04            .24           1.38
                                                             -----------------------------------------------------------------------
Less distributions from:
Net investment income ...............................          (.07)            (.04)          (.12)          (.11)          --
Net realized gains on investment transactions .......         (1.48)            (.92)          (.13)          (.43)          --
                                                             -----------------------------------------------------------------------
Total distributions .................................         (1.55)            (.96)          (.25)          (.54)          --
                                                             -----------------------------------------------------------------------
                                                             -----------------------------------------------------------------------
Net asset value, end of period ......................        $18.64           $17.52         $15.87         $13.08         $13.38
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ................................         15.50**          17.18          23.62           1.88          11.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............           134               89             68             35             29
Ratio of operating expenses, net to average daily net
   assets (%) .......................................          1.25*            1.25           1.25           1.25           1.25*
Ratio of operating expenses before expense
   reductions, to average daily net assets(%) .......          1.33*            1.31           1.44           1.61           2.16*
Ratio of net investment income to average daily net
   assets (%) .......................................          1.39*            1.34           1.57           1.16           1.56*
Portfolio turnover rate (%) .........................         64.37*            90.8           98.2           74.6           60.8*
Average commission rate paid (c) ....................        $.0551           $.0577         $ --           $ --           $ --

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
*    Annualized
**   Not annualized


                            17 -- SCUDDER VALUE FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Value Fund (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price


                            18 -- SCUDDER VALUE FUND
on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.


                            19 -- SCUDDER VALUE FUND

                      B. Purchases and Sales of Securities

During the six months ended March 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $48,668,060 and $31,317,979, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1997 was $34,770,233 and $22,891,861, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the six months ended March 31, 1997, the Adviser did not impose a portion of its management fee amounting to $43,292 and the amount imposed amounted to $295,751, of which $121,577 is unpaid at March 31, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended March 31, 1997, the amount charged to the Fund by SSC aggregated $163,029, of which $31,915 is unpaid at March 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended March 31, 1997, the amount charged to the Fund by STC aggregated $25,502, of which $5,005 is unpaid at March 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 1997, the amount charged to the Fund by SFAC aggregated $20,314, of which $4,044 is unpaid at March 31, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended March 31, 1997, Trustees' fees and expenses aggregated $19,394.


                            20 -- SCUDDER VALUE FUND

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                            21 - SCUDDER VALUE FUND

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                            22 - SCUDDER VALUE FUND

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                            23 - SCUDDER VALUE FUND

                             Officers and Trustees

Daniel Pierce*
President and Trustee


Paul Bancroft III
Trustee; Venture Capitalist and Consultant


Sheryle J. Bolton
Trustee

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee

Dudley H. Ladd*
Trustee

David S. Lee*
Vice President and Trustee

Dr. Wilson Nolen
Trustee; Consultant

Juris Padegs*
Vice President and Trustee

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary


*Scudder, Stevens & Clark, Inc.


                            24 - SCUDDER VALUE FUND

                        Investment Products and Services


The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust


Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund

   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*


Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund


   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*


U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund


Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund


Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio


U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund


U.S. Growth
-----------

  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund



Global Growth
-------------

  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund


Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                            25 - SCUDDER VALUE FUND

                                            Scudder Solutions

Convenient ways to invest, quickly and reliably
---------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit
          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
---------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
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          Automatic Withdrawal Plan                                             AutoSell

          You designate the bank account, determine the schedule        Provides speedy access to your money by
          (as frequently as once a month) and amount of the             electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                       to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
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                            26 - SCUDDER VALUE FUND

Mutual Funds and More -- Brokerage and Guidance Services:
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          Scudder Brokerage Services                                   Scudder Portfolio Builder

          Offers you access to a world of investments,                 A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus          you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual             as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides          using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies-with no          Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder                     Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder                 Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with            managing a portfolio. Personal CounselSM is a highly
          no minimum investment. For information about                 customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.             individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Service, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
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Additional Information on How to Contact Scudder:
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          For existing account services and transactions               Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163                 The Scudder Funds
                                                                       P.O. Box 2291
          For establishing 401(k) and 403(b) plans                     Boston, Massachusetts
          Scudder Defined Contribution Services --                     02107-2291
          1-800-323-6105
                                                                       Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including           Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for             the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                              you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470                 Boca Raton     Chicago      San Francisco
                   Investor.Relations@scudder.com                      Boston         New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Growth, Balanced, Conservative, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.
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                            27 - SCUDDER VALUE FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

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